UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Finnovate Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Finnovate Acquisition Corp.

265 Franklin Street

Suite 1702

Boston, MA 02110

[  ], 2024

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Finnovate Acquisition Corp., which we refer to as “we,” “us,” “our,” or the “Company,” I invite you to attend an extraordinary general meeting of shareholders (the “Meeting”) of the Company. The Meeting will be held at 10:00 a.m. Eastern Time on November 1, 2024. The Company will be holding the Meeting at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/egm2024. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/finnovateacquisition/egm2024.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Articles”), in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025 (the “Articles Extension Date”), or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”); and
2.	Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if necessary or desirable, at the determination of the Company’s Board.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination (“business combination”). On August 21, 2023, we entered into a Business Combination Agreement, as amended on June 18, 2024 (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Scage”). For more information about the business combination with Scage, see the Registration Statement on Form F-4, as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024.

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Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before November 8, 2024. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on October 2, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting. As of September 27, 2024, there were 6,711,005 Class A ordinary shares and one Class B ordinary share issued and outstanding. The sole Class B ordinary share is currently held by Finnovate Sponsor, L.P. (the “Sponsor”).

Our Board has considered and approved the proposals and recommends that shareholders vote in favor of each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

In connection with the Articles Extension Proposal, holders (“Public Shareholders”) of the Company’s Class A ordinary shares that were sold in our initial public offering (the “IPO”) (“Public Shares”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, Public Shareholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the trust agreement entered into by and between the Company and the trustee (the “Trust Agreement”), the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time without any further action by our shareholders.

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To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on October 30, 2024 (two business days prior to the Meeting). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $[  ] or (y) $[  ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on November 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than [  ] Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2025, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $[  ] per share, with the aggregate maximum contribution to the Trust Account being $[  ]. However, if [  ] Public Shares are redeemed and [  ] of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such three-month period will be approximately $[  ] per share.

Assuming the Articles Extension is implemented, the Sponsor will loan up to $[  ] for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before May 8, 2025, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[  ] at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on [  ], 2024 was $[  ]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

Calvin Kung
Chief Executive Officer and Chairman of the Board
[ ], 2024

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Finnovate Acquisition Corp.

265 Franklin Street

Suite 1702

Boston, MA 02110

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF

Finnovate Acquisition Corp.

TO BE HELD ON NOVEMBER 1, 2024

To the Shareholders of Finnovate Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of Finnovate Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we” or “us”), will be held on November 1, 2024, at 10:00 a.m. Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/egm2024. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/finnovateacquisition/egm2024.

The purpose of the Meeting will be to consider and vote upon, and if thought fit, pass and approve the following proposals:

1.	Proposal No. 1 — To approve, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Articles”), in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025 (the “Articles Extension Date”), or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”); and
2.	Proposal No. 2 — To approve, by way of ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the board of directors of the Company (the “Adjournment Proposal”).

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $[  ] or (y) $[  ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on November 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than [  ] Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2025, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $[  ] per share, with the aggregate maximum contribution to the Trust Account being $[  ]. However, if [  ] Public Shares are redeemed and [  ] of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such three-month period will be approximately $[  ] per share.

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Assuming the Articles Extension is implemented, the Sponsor will loan up to $[  ] for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before May 8, 2025, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

The Board has fixed the close of business on October 2, 2024 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

Enclosed is the proxy statement containing detailed information concerning the Articles Extension Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors

Sincerely,

Calvin Kung
Chief Executive Officer and Chairman of the Board

Dated: [ ], 2024

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/finnovateacquisition/egm2024. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [ ], 2024.

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Finnovate Acquisition Corp.

265 FRANKLIN STREET

SUITE 1702

BOSTON, MA 02110

i

Finnovate Acquisition Corp.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY

To be held at 10 a.m. Eastern Time on November 1, 2024

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Why am I receiving this proxy statement?

This proxy statement of Finnovate Acquisition Corp. (the “Company,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of shareholders of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Finnovate Sponsor L.P., a Delaware limited partnership, which we refer to herein as our “Sponsor.”

In November 2021, we consummated our initial public offering (the “IPO”) from which we derived gross proceeds of $172.5 million, including proceeds from the full exercise of the underwriters’ over-allotment option. These funds as well as a portion of the $8,800,000 in proceeds from the sale of private placement warrants at the time of the IPO were placed in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), such that the trust account held an aggregate of $175,900,000, or $10.20 per public unit, as of November 12, 2021. Like most blank check companies’ governing documents, our amended and restated articles of association and the amendments thereto (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A ordinary shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is November 8, 2024 (i.e., upon the expiration of the 36-month period following the consummation of the IPO, which period we refer to as the “business combination period”). If the Articles Extension Proposal is approved, the business combination period will instead be extended until May 8, 2025 (i.e. within 42 months from the consummation of its initial public offering) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date”). Our Board believes that it is in the best interests of the Company and its shareholders to extend the business combination period until that date. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

(1)	Proposal No. 1 — A proposal to approve, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Articles”), in the form attached as Annex A hereto, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”); and
(2)	Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

What is the purpose of the Articles Extension?

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On August 21, 2023, we entered into a Business Combination Agreement, as amend on June 18, 2024 (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), First Merger Sub, Second Merger Sub and Scage. For more information about the business combination with Scage, see the Registration Statement on Form F-4, as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024.

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Why is the Company proposing the Articles Extension Proposal?

The Company’s Articles provide that the Company has until November 8, 2024 to complete our initial business combination. If the Articles Extension Proposal is approved, the business combination period will be extended to the Articles Extension Date.

The Board has determined that it is in the best interests of the Company to seek the Articles Extension and have the Company’s shareholders approve the Articles Extension Proposal to allow for additional time to consummate a business combination. Without the Articles Extension, the Company believes that the Company will not be able to complete a proposed business combination with Scage on or before November 8, 2024. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Why should I vote “FOR” the Articles Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal is required for the Company to implement the Articles Extension.

The Company’s existing Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would modify the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before November 8, 2024, the Company will provide holders of its Public Shares (“Public Shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $[  ] or (y) $[  ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on November 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than [  ] Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2025, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $[  ] per share, with the aggregate maximum contribution to the Trust Account being $[  ]. However, if [  ] Public Shares are redeemed and [  ] of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such three-month period will be approximately $[  ] per share.

Assuming the Articles Extension is implemented, the Sponsor will loan up to $[  ] for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

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The Board is at liberty to fix an earlier date before May 8, 2025, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

Our Board recommends that you vote in favor of the Articles Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public Shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposal.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, current or prior officers or directors are entitled to redeem the 4,312,500 Class A and B ordinary shares held by them (the “Founder Shares”).

On October 2, 2024 (the “Record Date”), our Sponsor held an aggregate of 4,237,500, or approximately 63.1%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers or directors purchase Public Shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares and any proxy to vote against our initial business combination.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

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The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal, or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension to be effectuated in circumstances where it could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Extension Proposal and the Adjournment Proposal?

Approval of the Articles Extension Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

The Adjournment Proposal, if presented, require an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The Record Date is earlier than the date of the Meeting. If you transfer your Public Shares after the Record Date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved, and we do not consummate the initial business combination by November 8, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders.

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The Sponsor and directors have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s public warrants or private warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

If the Articles Extension Proposal is approved, what happens next?

Subject to the approval of the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, the amended and restated memorandum and articles association of the Company in the form of Annex A hereto will be adopted with immediate effect and the Company will file the same with the with the Registrar of Companies of the Cayman Islands. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Public Shares and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate the initial business combination with Scage prior to the expiration of the Articles Extension.

Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement either the Articles Extension at any time without any further action by our shareholders.

Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal?

Yes, assuming you are a shareholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If you do not redeem your publicly held Class A ordinary shares, which we refer to as Public Shares, in connection with the Meeting, and you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Company will be holding the Meeting at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/finnovateacquisition/egm2024 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 3276414#. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental Stock Transfer & Trust Company (“Continental”). The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on October 28, 2024 at 10 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/finnovateacquisition/egm2024 into your browser, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

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Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by 1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 3276414#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/finnovateacquisition/egm2024. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a registered holder of Company ordinary shares on the Record Date, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

If you do not vote, your action will have no effect on the Articles Extension Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Extension Proposal or the Adjournment Proposal.

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If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares of the of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of any of the proposals. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only registered holder of the Company’s ordinary shares at the close of business on October 2, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. As of September 27, 2024, 6,711,005 Class A ordinary shares and 1 Class B ordinary share were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Investor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved and we do not consummate a business combination by November 8, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders. In that case, the public warrants as well as the private warrants will be worthless.

What happens to the Company’s warrants if the Articles Extension Proposal is approved?

If the Articles Extension Proposal is approved, the Company will be able to continue its efforts to consummate its business combination with Scage until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the public warrants and private placement warrants will remain outstanding in accordance with their terms.

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How do I redeem my Public Shares?

If the Articles Extension is implemented, each Public Shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the expiration of the Articles Extension.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the Continental, the Company’s transfer agent (the “transfer agent”) and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on October 30, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension and Election.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Articles Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) hold Public Shares or hold Public Shares as part of units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on October 30, 2024, (a) submit a written request to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

In the event that a Public Shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Articles Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension. The transfer agent will hold the share certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the units into underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and public warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, provided that if the Investment is consummated, the Investor shall assume such costs. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage Proxy’s customary fees, plus disbursements, and indemnify Advantage Proxy against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

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Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination, including the business combination with Scage;

●	our expectations around the performance of the prospective target business or businesses, such as Scage;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	the potential incentive to consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the Founder Shares paid by our Sponsor and initial shareholders;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	the ability of our officers and directors to generate a number of additional potential acquisition opportunities;

●	our pool of prospective target businesses;

●	our public securities’ potential liquidity and trading and our ability to maintain the listing of our securities on Nasdaq;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance; or

●	the other risks and uncertainties discussed in “Risk Factors” below.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”) on January 24, 2024, which became effective on July 1, 2024, that will affect SPAC business combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for business combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940, as amended, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), and the factors described in other reports we file with the SEC. If any of the risk factors occurs, our business, financial condition and operating results may be materially adversely affected. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, and the Investment is consummated. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2023 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

We have received several notices from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with two Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting, and the liquidity and the trading price of our securities could be adversely affected.

On October 9, 2023, we received a deficiency notice from the Staff of Nasdaq notifying us that we no longer meet the minimum 400 total holders requirement for The Nasdaq Global Market pursuant to Listing Rule 5450(a)(2) (the “Minimum Total Holders Requirement”). The notification received had no immediate effect on our Nasdaq listing. On November 24, 2023, we submitted to Nasdaq a plan to regain compliance with the Minimum Total Holders Requirement.

On January 22, 2024, we received a deficiency notice from the Staff of Nasdaq notifying us that we are not in compliance with Nasdaq Listing Rule 5620(a), which requires that Nasdaq-listed companies hold an annual meeting of shareholders within twelve months of their fiscal year end (the “Annual Meeting Requirement”), because we did not hold an annual meeting of shareholders within twelve months of our fiscal year ended December 31, 2022. The notification received had no immediate effect on our Nasdaq listing. On March 7, 2024, we submitted to Nasdaq a plan to regain compliance with the Annual Meeting Requirement. On May 2, 2024, we had an extraordinary general meeting of shareholders in lieu of an annual general meeting, which satisfied such Annual Meeting Requirement.

On May 6, 2024, we received a deficiency notice from the Staff of Nasdaq notifying us that since it was first notified on October 9, 2023, we had not regained compliance with the Minimum Total Holders Requirement by the end of the 180-day extension period ended April 8, 2024. On May 13, 2024, the Company requested a hearing to appeal the determination, and the hearing was held on June 25, 2024.

On July 3, 2024, we received written notice from Nasdaq indicating that the Nasdaq’s hearing panel (the “Nasdaq Hearing Panel”) had granted the Company’s request for continued listing on Nasdaq, subject to the Company completing a business combination with an operating entity and evidencing compliance with the criteria for initial listing on Nasdaq, including the applicable holders requirement, by November 4, 2024.

If we fail to comply with applicable Nasdaq listing requirements, including but not limited to those requirements discussed above, Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	appearing to be less attractive to potential target companies than an exchange listed SPAC;
●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;

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●	a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage;
●	a decreased ability to issue additional securities or obtain additional financing in the future; and
●	being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

Even if the Articles Extension Proposal is approved by our shareholders, our securities will be suspended from trading on Nasdaq and delisted if we do not consummate our initial Business Combination by November 3, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial Business Combination.

Our Registration Statement on Form S-1 with respect to our IPO was declared effective by the SEC on November 3, 2024 and our securities are currently listed on the Nasdaq Global Market. Pursuant to our amended and restated memorandum and articles of association, we have until November 8, 2024 to consummate our initial Business Combination and, if the Articles Extension Proposal is approved, we will have until May 8, 2025 to consummate our initial Business Combination. However, Nasdaq’s rules currently require SPACs (such as us) to satisfy certain listing conditions, including the requirement that a SPAC must complete one or more Business Combinations within 36 months following the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). If a SPAC does not meet the 36-Month Requirement, it will be subject to a suspension of trading or delisting from Nasdaq.

Under the current Nasdaq rule, a SPAC not in compliance with the 36-Month Requirement can request a hearing before the Nasdaq Hearing Panel, which would have the effect of staying any potential delisting. However, in July 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the procedures and the SEC approved the proposed rule change, which includes removing the stay relating to the 36-Month Requirement (the “New Nasdaq Rules”). As a result, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading through the pendency of the Nasdaq Hearing Panel’s review. In addition, the scope of the Nasdaq Hearing Panel’s review would be limited, as the Nasdaq Hearing Panel may only reverse a Staff’s delisting determination (the “Staff Delisting Determination”) where it determines that the Staff Delisting Determination was made in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the Nasdaq Hearing Panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the Staff Delisting Determination, nor may the Nasdaq Hearing Panel grant an exception allowing the SPAC additional time to regain compliance. Nonetheless, if a SPAC completes a Business Combination after receiving a Staff Delisting Determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The New Nasdaq Rules contained a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the 36-Month Requirement. The New Nasdaq Rules will become operative on October 7, 2024.

Accordingly, unless we are able to consummate our initial Business Combination on or prior to November 3, 2024, even if the Articles Extension Proposal is approved, the Articles Extension will not be in compliance with Nasdaq rules, and our securities will be suspended from trading on Nasdaq and subject to delisting. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities would be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including those discussed in the risk factor entitled “We have received several notices from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with two Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting, and the liquidity and the trading price of our securities could be adversely affected” above.

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Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Founder Shares held by the Sponsor and certain of our directors and officers which will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the private warrants held by the Sponsor, if the Articles Extension Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the current Articles.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

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If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial business combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on November 1, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Articles (x) in a manner that would affect the substance or timing of our obligation to provide for the redemption of the Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the business combination period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A common stock or pre-initial business combination activity; or (iii) absent an initial business combination within the business combination period, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $[  ] per Public Share upon the liquidation of our Trust Account and our Warrants will expire worthless.

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To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on November 1, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.

The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on November 1, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or liquidation. The liquidation was effected on November 2, 2023. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Sunorange Limited (“Sunorange”) is the general partner of the Sponsor and a British Virgin Islands entity. Messrs. Calvin Kung, a U.S. citizen, and Wang Chiu Wong., a resident of Hong Kong S.A.R., serve as directors of Sunorange. Other members of the Sponsor include certain officers and directors of the Company. To the best of the Company’s knowledge, approximately 2% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 98% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 98% of interests in the Sponsor owned by non-U.S. persons, approximately 58% are owned by persons in Hong Kong S.A.R., 16% are owned by persons in Israel, 12% are owned by persons in Malaysia and 12% are owned by persons in China. Accordingly, CFIUS may consider us to be a “foreign person.”

Although we do not believe the business combination with Scage constitutes a business combination with a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with a U.S. target company. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[  ] per share (plus any applicable interest accrued). This will also cause you to lose any potential investment opportunity in potential target acquisition and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our warrants will expire worthless.

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BACKGROUND

Overview

We are a blank check company formed on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

In March 2021, our Sponsor purchased an aggregate of 4,312,500 Founder Shares for an aggregate purchase price of $25,000. A total of 75,000 Founders Shares were transferred to our independent directors following their appointment. In March 2021, EarlyBirdCapital, the representative of the underwriters in our IPO, purchased 150,000 Class A ordinary shares.

On November 8, 2021, the Company completed the sale of 15,000,000 units at $10.00 per unit. On November 12, 2021, the Company closed on the underwriters’ full over-allotment exercise, resulting in the sale of an additional 2,250,000 units. The IPO and subsequent exercise of the over-allotment option by the underwriters generated gross proceeds of $172,500,000. Each unit consists of one Class A ordinary share and three-quarters of one redeemable warrant.

Simultaneously with the closing of the IPO, the Company completed the sale of 7,900,000 private warrants at a price of $1.00 per private warrant in a private placement to the Sponsor as well as to EarlyBirdCapital. On November 12, 2021, pursuant to the full exercise of the over-allotment option, the Sponsor purchased an additional 900,000 private warrants. The IPO and subsequent exercise of the over-allotment generated gross proceeds of $8,800,000 from the sale of the private warrants. The private warrants are subject to the transfer restrictions described below. The private warrants will not be redeemable by us so long as they are held by the Sponsor or its respective permitted transferees. If the private warrants are held by holders other than our Sponsor or its respective permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in our initial public offering. Otherwise, the private warrants have terms and provisions that are identical to those of the warrants that were sold as part of the units in our initial public offering.

Following the closing of the IPO on November 8, 2021 and the subsequent exercise of the over-allotment option, $175,950,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private warrants was placed in the Trust Account. If we do not complete our initial business combination within the applicable time frame, the proceeds of the sale of the private warrants held in the Trust Account will be used to fund the redemption of our Public Shares, and the private warrants will expire worthless.

2023 Extraordinary General Meeting of Shareholders and Extension

We initially had until May 8, 2023, 18 months from the closing of the IPO, to consummate our initial business combination pursuant to our amended and restated memorandum and articles of association adopted by special resolution dated October 31, 2021. On May 8, 2023, we held an extraordinary general meeting of shareholders (“2023 EGM”) at which our shareholders approved, among other things, amendments to such articles to (i) extend the date by which we must consummate our initial business combination from May 8, 2023 to May 8, 2024 (the “2023 Extension”) and (ii) entitled holders of Class B ordinary shares to convert such shares into Class A ordinary shares prior to the closing of our initial business combination at the election of the holder (the “Conversion Amendment Proposal”). In connection with the vote to approve the 2023 Extension, the holders of 12,626,668 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.50 per share, for an aggregate redemption amount of approximately $132.6 million. The redemptions (the “2023 Redemptions”) were effected on May 18, 2023.

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Founder Share Conversion

On May 8, 2023, following the approval of the Conversion Amendment Proposal by our stockholders at the 2023 EGM, we issued an aggregate of 4,312,499 Class A ordinary shares to the Sponsor and our former independent directors Mitch Garber, Nadav Zohar and Gustavo Schwed upon the conversion of an equal number of Class B ordinary shares held by the Sponsor and our former independent directors Mitch Garber, Nadav Zohar and Gustavo Schwed as Founder Shares (the “Founder Share Conversion”). The 4,312,499 Class A ordinary shares issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B ordinary shares before the Founder Share Conversion, including the Sponsor’s agreement not to transfer, assign or sell any of its Founder Shares until the earlier to occur of (A) one year after the completion of a business combination and (B) subsequent to a business combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their shares of Class A ordinary shares for cash, securities or other property.

Sunorange Investment and Sponsor Handover

On April 27, 2023, we entered an investment agreement with the Sponsor and Sunorange, pursuant to which Sunorange and its designees acquired partnership interests in the Sponsor and Class B ordinary shares directly held by certain of our directors, which combined interests entitled Sunorange to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 private placement warrants, and we introduced a change in our management and the Board as follows: (i) Calvin Kung replaced David Gershon as Chairman of the Board and Chief Executive Officer and Wang Chiu (Tommy) Wong replaced Ron Golan as Chief Financial Officer and director on the Board, effective upon closing of the investment with Sunorange; (ii) Jonathan Ophir and Uri Chaitchik tendered their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the investment with Sunorange (the “Sunorange Investment”); and (iii) Mitch Garber, Gustavo Schwed and Nadav Zohar tendered their resignations as directors, to be effective upon expiration of the waiting period and whose vacancies shall be filled by Calvin Kung and Wang Chiu (Tommy) Wong.

On May 8, 2023, we completed the closing of the Sunorange Investment after our shareholders approved the 2023 Extension and the Conversion Amendment Proposal and after certain closing conditions were met, including but not limited to: (i) a minimum of $30 million remaining in the Trust Account after accounting for all redemptions in connection with the 2023 EGM; (ii) us obtaining or extending a directors and officers insurance policy on terms satisfactory to the parties; (iii) the conversion of Class B ordinary shares into Class A ordinary shares as needed to retain shareholders and meet continued listing requirements of Nasdaq in the event that the 2023 Extension was approved; (iv) the amendment of the Sponsor’s existing limited partnership agreement; (v) the transfer of 61,875 Class B ordinary shares from certain of our directors to Sunorange or its designees and (vi) the cancellation of an outstanding working capital loan from the Sponsor and the reduction of certain advisory fees to be due upon the closing of an initial business combination.

In connection with the closing of the Sunorange Investment, on May 8, 2023, Sunorange caused $300,000 to be deposited into the Trust Account to support the first three months of the 2023 Extension from May 9, 2023 through August 8, 2023. Sunorange also agreed to deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 per Public Share that is not redeemed for each successive month, or portion thereof, until May 8, 2024, that would be needed by us to complete an initial business combination.

On June 2, 2023, we issued an unsecured promissory note in the aggregate principal amount of up to $1,200,000 to the Sponsor (the “June 2023 Note”), which was deposited into the Trust Account for the benefit of each Public Share that was not redeemed in connection with 2023 Extension. The Sponsor agreed to pay $100,000 per month until the completion of an initial Business Combination, commencing on May 8, 2023 and continuing through May 8, 2024. The June 2023 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our Business Combination and (ii) the date that our winding up is effective. At the election of the Sponsor, up to $1,200,000 of the unpaid principal amount of the June 2023 Note may be converted into warrants at a conversion price of $1.00 per warrant. As of September 20, 2024, $1,200,000 has been deposited  into the Trust Account in support of the 2023 Extension.

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On November 8, 2023, we issued an unsecured promissory note in the principal amount of up to US$1,500,000 to Sunorange (the “November 2023 Note”). The November 2023 Note was issued in connection with advances made by Sunorange in the amount of $477,330 from May 8, 2023 through December 16, 2023 and advances Sunorange may make in the future to us for working capital expenses. The November 2023 Note is non-interest bearing and payable upon the earlier of (i) the date of the consummation of the Business Combination or (ii) the date of our liquidation.

2024 Extension of our Business Combination Period

On May 2, 2024, we held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “2024 EGM”) to amend the Articles to approve the extension of the date by which the Company has to consummate an initial business combination from May 8, 2024 to November 8, 2024 (the “Second Extension Amendment”). Shareholders holding 2,374,826 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in our Trust Account (the “May 2024 Redemptions”). These shares were redeemed for approximately $11.33 per share for a total redemption value paid from the Trust Account of approximately $26,907,976. On May 15, 2024, we issued an unsecured promissory note in the aggregate principal amount of up to $225,000 (the “May 2024 Note”) to the Sponsor, which will be deposited into the Trust Account for the benefit of each public share that was not redeemed in connection with the Second Extension Amendment. The Sponsor agreed to pay $37,500 per month until the completion of our initial business combination, commencing on May 8, 2024 and continuing through November 8, 2024. The May 2024 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. As of September 20, 2024, the Sponsor had deposited an aggregate of $187,500 into the Trust Account to support the Second Extension Amendment on behalf of the Company.

Following the Founder Share Conversion, the 2023 Redemptions and May 2024 Redemptions, there were 6,711,005 Class A ordinary shares and one Class B ordinary share issued and outstanding.

Scage Business Combination

On August 21, 2023, we entered into a Business Combination Agreement, as amended on June 18, 2024 (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Scage”). For more information about the business combination with Scage, see the Registration Statement on Form F-4, as amended, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024.

The Meeting

The Board currently believes that there will not be sufficient time before November 8, 2024 to complete an initial business combination. Accordingly, the Board believes that in order to consummate an initial business, we may need to implement the Articles Extension.

Approximately $[  ], including proceeds from our IPO, the simultaneous sale of warrants in the private placement and interest income earned on such funds were held in the Trust Account as of [  ], 2024. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 36 months from the closing of the IPO, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Articles Extension Date, subject to the terms of the Articles.

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THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders to be held on November 1, 2024 at 10 a.m. Eastern Time at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/egm2024.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Articles”), in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”); and

2.	Proposal No. 2 — A proposal to approve, by way of ordinary resolution, of the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s Board (the “Adjournment Proposal”).

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Articles Extension Date, subject to the terms of the Articles.

Public Shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such Public Shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

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The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $[  ] that was in the Trust Account as of [  ], 2024.

If the Articles Extension Proposal is not approved and we do not consummate an initial business combination by November 8, 2024, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on October 2, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Record Date with respect to this solicitation is the close of business on October 2, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about [  ], 2024.

Appraisal or Dissenters’ Rights

Neither Cayman Islands law nor our Articles provide for appraisal or dissenter’s rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares in connection with their objection to such proposals.

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Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 6,711,006 shares, which consists of (i) 6,711,005 Class A ordinary shares and (ii) 1 Class B ordinary share. Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposals. The Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Articles Extension Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. Assuming that a quorum is present, a shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal or the Adjournment Proposal.

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Adjournment	An ordinary resolution, being a resolution passed by a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Abstentions will have no effect on the proposals, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

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Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, our proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

We have retained Advantage Proxy to aid in the solicitation of proxies. Advantage Proxy will receive a fee of approximately $8,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 265 Franklin Street, Suite 1702, Boston, MA 02110, and via email to info@finnovateacquisition.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If the business combination with Scage or another business combination is not consummated by November 8, 2024 (unless extended by our shareholders), we will cease all operations except for the purpose of winding up, redeem 100% of our issued and outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate. In such event, the 4,312,500 Founder Shares held by our initial shareholders, Sponsor and their affiliates, including any directors and officers, would be worthless because such holders are not entitled to participate in any redemption or distribution with respect to such shares (although the Founder Shares have certain rights that differ from the rights of holders of the Public Shares, the aggregate value of such shares is estimated to be approximately $49.85 million, assuming the per share value of the shares is the same as the $11.56 closing price of the Public Shares on Nasdaq on September 20, 2024, despite having been purchased for an aggregate of $25,000). As a result, our Sponsor, officers and directors or their affiliates are likely to be able to recoup their investment in our Company and make a substantial profit on that investment. This means that our Sponsor, officers and directors or their affiliates could earn a positive rate of return on their investment, even if our Public Shareholders experience a negative rate of return after a business combination;

●	the fact that the Sponsor purchased an aggregate of 8,243,038 private placement warrants for an aggregate amount of $8,243,038 simultaneously with the consummation of the IPO. Although such securities have certain rights that differ from the rights of holders of public warrants, the private placement warrants had an aggregate market value of approximately $148,375 based upon the closing price of our public warrants of $0.018 per warrant on Nasdaq as of September 20, 2024. If we are unable to complete a business combination by November 8, 2024 (unless extended by our shareholders), the private placement warrants will expire worthless and the Sponsor will be unable to recoup its investment in our Company;

●	since November 2021, we have paid the Sponsor a total of $3,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (an aggregate of $80,600 reimbursable expenses were incurred that had not been reimbursed as of September 20, 2024) to the extent that such expenses may exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor and its affiliates have made outstanding loans to the Company in the aggregate amount of approximately $2,427,067 as of September 20, 2024 (which consists of approximately $1,100,000 outstanding under the June 2023 Note, approximately $1,139,567 outstanding under the November 2023 Note and approximately $187,500 outstanding under the May 2024 Note), which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, certain officers and directors are either direct and indirect limited partners of our Sponsor, or have direct or indirect economic interests in our Sponsor; and

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●	The fact that the following individuals have a material interest in the Sponsor, which represent indirect interests in the following securities:

Name of Person	Founder Shares	Private Warrants
Meitav DS Provident Funds and Pension Ltd.	181,125	871,829
Rarlon Yonger Limited (beneficially owned by Ngai Li)	491,414	1,425,014
Sun Tone Limited (beneficially owned by Tommy Wong)	1,450,000	—
Jemapellehelene Holding Limited (beneficially owned by Nan Shen)	497,452	1,503,723
Spartan Investment Limited (beneficially owned by Meng Hong Pua)	523,465	1,582,356
Win-win Co-operation Limited (beneficially owned by Shen Shuo Zhang)	525,481	1,648,907

The foregoing interests present a risk that our Sponsor, directors and officers may be incentivized to complete a business combination with a less favorable target company or on terms less favorable to the Public Shareholders rather than to liquidate, in which case the Sponsor would lose its entire investment. As a result, the Sponsor, directors and officers may have a conflict of interest in determining whether Scage or another target company is an appropriate business with which to effectuate a business combination and/or in evaluating the terms of the business combination.

Consideration Received by the Sponsor, Directors and Officers

Set forth below is a summary of the terms and amount of the consideration received or to be received by the Sponsor and its affiliates in connection with the business combination or any related financing transaction, the amount of securities issued or to be issued by the Company to the Sponsor and the price paid or to be paid for such securities or any related financing transaction.

	Interest in Securities	Other Consideration
Sponsor	At the closing of the business combination, the Sponsor and its affiliates shall hold a total of 4,312,500 ordinary shares of Pubco, which represent the Founder Shares purchased by the Sponsor for an aggregate of $25,000 (or $0.006 per share).

The Sponsor has provided loans to the Company in exchange for (i) the June 2023 Note in connection with the 2023 Extension, (ii) the November 2023 Note for working capital needs, and (iii) the May 2024 Note in connection with the Second Extension Amendment. As of September 20, 2024, approximately $1.1 million was outstanding under the June 2023 Note, approximately $1,139,567 was outstanding under the November 2023 Note and approximately $187,500 was outstanding under the May 2024 Note.

Additionally, at the Closing, the Sponsor will be paid for its services under certain administrative services agreement which was entered into in connection with IPO by and between the Company and the Sponsor (the “Administrative Services Agreement”). As of September 20, 2024, approximately $80,600 has been accrued under the Administrative Services Agreement.

Because our Sponsor acquired the Founder Shares at a nominal price, our Public Shareholders will incur an immediate and substantial dilution upon the closing of the business combination, assuming no value is ascribed to the public warrants.

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Redemption Rights

Pursuant to our current Articles, our Public Shareholders will be provided with the opportunity to redeem their Public Shares upon the implementation of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal is implemented, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $26.1 million on September 20, 2024, the estimated per share redemption price would have been approximately $11.61. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on October 30, 2024 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com” spacredemptions@continentalstock.com

and

●	deliver or tender your Public Shares (and share certificate(s) (if any) and other redemption forms) either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

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If the Articles Extension Proposal is not approved and we do not consummate a business combination by November 8, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion. The complete text of the proposed third amendment to the Articles is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion.

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On August 21, 2023, we entered into a Business Combination Agreement with Pubco, Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, and Scage. For more information about the business combination with Scage, see the Registration Statement on Form F-4, as amended, which was initially filed with the SEC on August 7, 2024.

Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before November 8, 2024. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. The Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of our initial business combination with Scage. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If the Articles Extension Proposal is approved, the Articles Extension in the form of Annex A hereto will, upon filing in the Cayman Islands, be effective, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the applicable termination date of the Company. We will then continue to attempt to consummate our initial business combination with Scage until the Articles Extension Date.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $[  ] or (y) $[  ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on November 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until May 8, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than [  ] Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on February 8, 2025, which would represent three calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $[  ] per share, with the aggregate maximum contribution to the Trust Account being $[  ]. However, if [  ] Public Shares are redeemed and [  ] of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such three-month period will be approximately $[  ] per share.

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Assuming the Articles Extension is implemented, the Sponsor will loan up to $[ ] for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before May 8, 2025, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

If the Articles Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after November 8, 2024, and on or prior to the Articles Extension Date.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal is not approved and we have not consummated a business combination by November 8, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Articles Extension Proposal is not approved, we will be able to consummate a business combination by November 8, 2024.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the Record Date, the Sponsor beneficially owned and were entitled to vote 4,237,500 ordinary shares, in the aggregate, which approximately represent 63.1% of the Company’s issued and outstanding ordinary shares.

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In connection with the Articles Extension Proposal, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal, and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the Record Date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our Public Shareholders will decrease the amount in our Trust Account, which held approximately $26.1 million of marketable securities as of September 20, 2024. In addition, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or October 30, 2024). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of September 20, 2024, there was approximately $26.1 million of marketable securities in the Trust Account. If the Articles Extension Proposal is approved and the Company extends a business combination period to last through November 8, 2024, or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.20 per share under the terms of our current Articles and Trust Agreement.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions, broker non-votes or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Full Text of Resolution

The full text of the Resolution to be voted upon is as follows:

“Resolved, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “Articles”), in the form attached as Annex A to the accompanying proxy statement, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect.”

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Articles Extension Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market tax accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies;

●	real estate investment trusts;

●	persons liable for alternative minimum tax;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

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If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Articles Extension Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

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A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

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Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our r warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

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A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Articles Extension Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

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Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Articles Extension Proposal.

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PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates. In no event will the Board adjourn the Meeting beyond the date by which it may properly do so under its Articles and Cayman Islands law.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Finnovate ordinary shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares of Finnovate, by:

●	each person known by Finnovate to be the beneficial owner of more than 5% of our outstanding ordinary shares;
●	each of Finnovate’s current officers and directors that beneficially owns ordinary shares of Finnovate;
●	each of Finnovate’s former officers and directors that beneficially owns ordinary shares of Finnovate; and
●	all of Finnovate’s current officers and directors as a group.

As of the Record Date, there were 6,711,006 ordinary shares, consisting of 6,771,005 Class A ordinary shares and one (1) Class B ordinary share, issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
Finnovate Sponsor, LP (our Sponsor)(3)(4)	4,237,499	63.1%	1	100%	63.1%
Calvin Kung(3)(4)	4,237,499	63.1%	1	100%	63.1%
Wang (Tommy) Chiu Wong(3)(4)	4,237,499	63.1%	1	100%	63.1%
Mitch Garber(5)	4,375	—	—	—	—
Gustavo Schwed(5)	4,375	—	—	—	—
Nadav Zohar(5)	4,375	—	—	—	—
Chunyi (Charlie) Hao(3)	—	—	—	—	—
Tiemei (Sarah) Li(3)
Sanjay Prasad(3)	—	—	—	—	—
All directors and executive officers as a group (5 individuals)	4,250,624	63.3%	1	100%	63.3%

Other 5% Shareholders
Mizuho Financial Group, Inc.(6)	640,627	9.5%	—	—	9.5%
Glazer Capital, LLC(7)	630,022	9.4%	—	—	9.4%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Finnovate Acquisition Corp., 265 Franklin Street, Suite 1702, Boston, MA 02110.
(2)	Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein. Class B ordinary shares otherwise have the same rights as Class A ordinary shares, except that prior to our initial business combination, only Class B ordinary shares have the right to vote in the election of directors.
(3)	The shares reported in this row are held of record by our Sponsor, Finnovate Sponsor L.P., a Delaware limited partnership. Sunorange Limited, a British Virgin Islands company, serves as the sole general partner of our Sponsor. Sunorange Limited is controlled by Mr. Kung, our Chief Executive Officer and a director, and Mr. Wong, our Chief Financial Officer and a director. Consequently, Messrs. Kung and Wong may be deemed the beneficial owners of the shares held by our Sponsor and have voting and dispositive control over such securities. The limited partnership interests of our Sponsor are held by various individuals and entities, including Messrs. Hao, Kung, Prasad, Wong and Ms. Li. Each of Messrs. Hao, Kung, Prasad, Wong and Ms. Li disclaim beneficial ownership of the securities held by our Sponsor other than to the extent of their direct or indirect pecuniary interest in such securities.
(4)	The shares beneficially owned include: (i) 4,237,499 Class A ordinary shares held by our Sponsor; and (ii) one Class B ordinary share held by our Sponsor. Excludes 61,875 Class A ordinary shares received by a designee of Sunorange Limited, which designee is also a limited partner of the Sponsor.
(5)	Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(6)	Based on the Schedule 13G filed with the SEC on February 13, 2024, the ordinary shares are beneficially owned by Mizuho Financial Group, Inc. The number of shares held is based on the number of shares held on December 31, 2023, which may not reflect any redemption of shares in connection with an extraordinary general meeting in lieu of an annual general meeting of shareholders on May 2, 2024 (“2024 EGM”) any other transactions after December 31, 2023. Accordingly, the number of public shares and the percentages set forth in the table may not reflect the current beneficial ownership of the reporting holder. The business address of the Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.
(7)	Based on the Schedule 13G filed with the SEC on February 14, 2024, the ordinary shares are beneficially owned by Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Mr. Paul J. Glazer (“Mr. Glazer”), who serves as the managing member of Glazer Capital. The number of shares held is based on the number of shares held on December 31, 2023, which may not reflect any redemption of shares in connection with the 2024 EGM any other transactions after December 31, 2023. Accordingly, the number of public shares and the percentages set forth in the table may not reflect the current beneficial ownership of the reporting holder. The business address of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

The table above does not include the ordinary shares underlying the private warrants held by the Sponsor because these securities are not exercisable within 60 days of the Record Date.

40

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also contact us at the following address, email and telephone number:

Wang Chiu (Tommy) Wong, Director and Chief Financial Officer, c/o Finnovate Acquisition Corp., 265 Franklin Street, Suite 1702, Boston, MA email: tomwg98@gmail.com; telephone: +1 (424) 253-0908.

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than [  ], 2024.

41

ANNEX A

THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

FINNOVATE ACQUISITION CORP.

[  ], 2024

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 42 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 42 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

PROXY CARD

Finnovate Acquisition Corp.

265 Franklin Street

Suite 1702

Boston, MA 02110

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

Finnovate Acquisition Corp.

NOVEMBER 1, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

Finnovate Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON

NOVEMBER 1, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [  ], 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting of shareholders of Finnovate Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 10 a.m. Eastern Time on November 1, 2024 at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105 or via live webcast at https://www.cstproxy.com/finnovateacquisition/egm2024, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Calvin Kung and Wang Chiu (Tommy) Wong, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of October 2, 2024, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting of Shareholders, to be held on November 1, 2024:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/finnovateacquisition/egm2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1 AND, IF PRESENTED, PROPOSAL NO. 2.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, that the third amendment to the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof, in the form attached as Annex A to the accompanying proxy statement, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination from November 8, 2024 to May 8, 2025, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect	☐	☐	☐

Proposal No. 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, at the determination of the Company’s board of directors.	☐	☐	☐

Date: _______________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.